Provisions (Policies)	12 Months Ended
Jun. 30, 2024
Statement [Line Items]
Significant events
Key judgements and estimates
Judgements
The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.
Management has determined that a provision can be recognised at 30 June 2024 to reflect the estimated costs to resolve all aspects of the Federal Public Prosecution Office claim and the Framework Agreement. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted above, given their status.
Estimates
The provision for the Samarco dam failure reflects the Group’s estimate of the costs to resolve all aspects of the Federal Public Prosecution Office claim and Framework Agreement and requires the use of significant judgements, estimates and assumptions.
While the provision has been measured based on the latest information available, changes in facts and circumstances are likely in future reporting periods and may lead to material revisions to these estimates and there is a risk that outcomes may be materially higher or lower than amounts currently reflected in the provision. However, it is currently not possible to determine what facts and circumstances may change, therefore revisions in future reporting periods due to the key estimates and factors outlined below cannot be reliably measured.
The key estimates that may have a material impact upon the provision in the next and future reporting periods include:

•
the terms of any potential future settlement agreement seeking a definitive and substantive settlement of claims relating to the Samarco dam failure, including amounts payable, obligations of the parties to perform ongoing Programs of work in relation to reparation and compensation, and the period of time over which any settlement amounts may be payable. A one year increase or decrease, in isolation, to the period over which amounts payable have been estimated to be settled would result in a change to the dam failure provision of approximately
 US$125 million;

•
the scope and cost of executing the Programs under the Framework Agreement, including as a result of ongoing legal actions in relation to the number of people eligible for compensation and the amount of damages to which they are entitled;

•	the outcomes of appeals relating to the judicial decision regarding collective moral damages, including any appeals that may be lodged by the Brazilian Federal Public Prosecution Office; and

•
the extent to which Samarco is able to directly fund any future obligations relating to reparation, compensation or moral damages. Samarco’s long-term cash flow generation remains highly sensitive to factors including its ability to return to full production capacity, commodity prices and foreign exchange rates.

The provision may also be affected by factors including but not limited to updates to discount and foreign exchange rates. A 0.5% increase in the discount rate would, in isolation, reduce the provision by approximately US$130 million.
In addition, the provision may be impacted by decisions in, or resolution of, existing and potential legal claims in Brazil and other jurisdictions, including the outcome of the United Kingdom group action claims, the Australian class action and the claim filed in the Netherlands against Vale and a Dutch subsidiary of Samarco.
Given these factors, future actual cash outflows may differ from the amounts currently provided and changes to any of the key assumptions and estimates outlined above could result in a material impact to the provision in the next and future reporting periods.

The following section provides disclosure of matters to which Samarco (and not the Group) is a party.

Samarco

Dam failure related provision and contingencies

In addition to its
provisions in relation to
the Framework Agreement
and the Federal Public Prosecution Office claim
as at 30 June 2024, Samarco has recognised
provisions
of US$0.4 billion (30 June 2023: US$0.4 billion), based on currently available information
, in relation to other dam failure related matters to which BHP Brasil is not a party
. The magnitude, scope and timing of these additional costs are subject to a high degree of uncertainty and Samarco has indicated that it anticipates that it will incur future costs beyond those provided. These uncertainties are likely to continue for a significant period and changes to key assumptions could result in a material change to the amount of the provision in future reporting periods. Any such unrecognised obligations are therefore contingent liabilities and, at present, it is not practicable to estimate their magnitude or possible timing of payment. Accordingly, it is also not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures at this time.

Samarco is also named as a defendant in a number of other legal proceedings initiated by individuals, non-governmental
organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing. Given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures to Samarco.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against Samarco.

Samarco has also identified a number of individually immaterial tax-related uncertainties which have been reflected, where appropriate, in the Group’s share of associate and joint venture contingent liabilities presented in note 34 ‘Contingent liabilities’.

Samarco insurance

Samarco has standalone insurance policies in place with Brazilian and global insurers. Insurers’ loss adjusters or claims representatives continue to investigate and assist with the claims process for matters not yet settled. As at 30 June 2024, an insurance receivable has not been recognised by Samarco in respect of ongoing matters.

Samarco
non-dam
failure related provisions and contingent liabilities

The following
non-dam
failure related matters
pre-date
and are unrelated to the Samarco dam failure. Samarco is currently contesting aspects of both of these matters in the Brazilian courts. Given the status of these tax matters, the timing of resolution and potential economic outflow for Samarco is uncertain.

Brazilian Social Contribution Levy

Samarco has received tax assessments for the alleged
non-payment
of Brazilian Social Contribution Levy for the calendar years 2007-2014. Based on its assessment of currently available information as at 30 June 2024, Samarco recognised gross provisions of US$0.4 billion, US$0.2 billion net of US$0.2 billion court deposits paid (30 June 2023: gross provisions of US$1.1 billion, US$0.9 billion net of US$0.2 billion court deposits paid) and disclosed contingent liabilities of US$0.2 billion (30 June 2023: US $0.2 billion). As at 30 June 2024, BHP Brasil’s 50% share of the impact of the provision recognised by Samarco is reflected in the Group’s equity accounting for Samarco.

Brazilian corporate income tax rate

Samarco has received tax assessments, and disclosed contingent liabilities, for alleged incorrect calculation of Corporate Income Tax (IRPJ) in respect of the 2000-2003 and 2007-2014 income years totalling approximately US$1.0 billion (30 June 2023: US$1.1 billion).

Income tax expense

Key judgements and estimates
Income tax classification
Judgements
: The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.
Deferred tax
Judgements:
Judgement is required in:

-	determining the amount of deferred tax assets to be recognised based on the likely timing and the level of future taxable profits;

-	assessing whether changes in tax regimes or applicable tax rates are substantively enacted at the reporting date;

-
recognising deferred tax liabilities arising from temporary differences in investments. These deferred tax liabilities caused principally by retained earnings held in foreign tax jurisdictions are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

In FY2023, judgement was applied in determining the Chilean Royalty Bill was substantively enacted at the reporting date. It was considered that the process of enactment was complete and the remaining steps for enactment would not change the outcome of the tax rates to be applied in measuring the deferred tax assets and liabilities.
Estimates
:
The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis. Estimates and assumptions relating to projected earnings and cash flows as applied in the Group impairment process are used for operating assets.
These forecasts are also used to estimate the royalty-related tax rates to apply when the deferred tax assets are realised and deferred tax liabilities are settled.

Property, plant and equipment
Key judgements and estimates
Judgements:
Judgement is applied by management in determining the components of an ore body.
Estimates:
Estimates are used in the determination of stripping ratios and mineral reserves by component. Changes to estimates related to life-of-component
waste-to-ore
(or mineral contained) strip ratios and the expected ore production from identified components are accounted for prospectively and may affect depreciation rates and asset carrying values.
Key estimates
The determination of useful lives, residual values and depreciation methods involves estimates and assumptions and is reviewed annually. Any changes to useful lives or any other estimates or assumptions, including the expected impact of climate change and the transition to a lower carbon economy, may affect prospective depreciation rates and asset carrying values. The table below summarises the principal depreciation methods and rates applied to major asset categories by the Group.

Category	Buildings	Plant and equipment	Mineral rights	Capitalised exploration, evaluation and development expenditure
Typical depreciation methodology	SL	SL	UoP	UoP

Depreciation rate	25-50 years	3-30 years	Based on the rate of depletion of reserves	Based on the rate of depletion of reserves

Impairment of non-current assets
Key judgements and estimates
Judgements:
Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.
Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts, or the possible additional impacts from emerging risks including those related to climate change and the transition to a low-carbon
economy.
Climate change
The Group’s impairment assessments may be impacted by climate change and the transition to a low-carbon
economy. Further detail is provided in note 16 ‘Climate change’.
Estimates:
The Group performs a recoverable amount determination for an asset or CGU when there is an indication of impairment or impairment reversal.
When the recoverable amount is measured by reference to FVLCD, in the absence of quoted market prices or binding sale agreement, estimates are made regarding the present value of future post-tax
cash flows. These estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, capital expenditure, closure and rehabilitation costs, taxes, risking factors applied to cash flows and discount rates. The cash flow forecasts may include net cash flows expected from the extraction, processing and sale of material that does not currently qualify for inclusion in reserves. Reserves and resources are included in the assessment of FVLCD to the extent that it is considered probable that a market participant would attribute value to them.
When recoverable amount is measured using VIU, estimates are made regarding the present value of future cash flows based on internal budgets and forecasts and life of asset plans. Key estimates are similar to those identified for FVLCD, although some assumptions and values may differ as they reflect the perspective of management rather than a market participant.
All estimates require judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of an asset or CGU at each reporting date. With the exception of the Western Australia Nickel CGU impairment mentioned above, no indicators of impairment, or impairment reversal, were identified across the Group’s remaining CGUs at 30 June 2024.
The significant estimates impacting the Group’s recoverable amount determinations are:
Commodity prices
Commodity prices were based on latest internal forecasts which assume short-term market prices will revert to the Group’s assessment of long-term price. These price forecasts reflect management’s long-term views of global supply and demand, built upon past experience of the commodity markets and are benchmarked with external sources of information such as analyst forecasts. Prices are adjusted based upon premiums or discounts applied to global price markers to reflect the location, nature and quality of the Group’s production, or to take into account contracted prices.
Future production volumes
Estimated production volumes were based on detailed data and took into account development plans established by management as part of the Group’s long-term planning process. When estimating FVLCD, assumptions reflect all reserves and resources that a market participant would consider when valuing the respective CGU, which in some cases are broader in scope than the reserves that would be used in a VIU test. In determining FVLCD, risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved.
Cash outflows (including operating costs, capital expenditure, closure and rehabilitation costs and taxes)
Cash outflows are based on internal budgets and forecasts and life of asset plans. Cost assumptions reflect management experience and expectations. Tax assumptions reflect existing and substantively enacted tax and royalty regimes and rates applicable in the jurisdiction of the CGU. In the case of FVLCD, cash flow projections include the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost where a market participant may take a consistent view. VIU does not take into account future development.
Discount rates
The Group uses real
post-tax
discount rates applied to real
post-tax
cash flows. The discount rates are derived using the weighted average cost of capital methodology. Adjustments to the rates are made for any risks that are not reflected in the underlying cash flows, including country risk.

Closure and rehabilitation provisions
Key estimates
Closure cost estimates are generally based on conceptual level studies early in the operating life of an asset with more detailed studies and planning performed as closure risks (including those related to climate change) are identified and/or as an asset, or parts thereof, near closure. As such, the recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•
the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure, decharacterisation of tailings storage facilities and rehabilitation activities

•	costs associated with future closure activities

•	the extent and period of post-closure monitoring and maintenance, including water management

•	applicable discount rates

•	the timing of cash flows and ultimate closure of operations
The extent, cost and timing of future closure activities may also be impacted by the potential physical impacts of climate change and the transition to a low-carbon
economy. Further detail is provided in note 16 ‘Climate change’.
Estimates for post-closure monitoring and maintenance reflect the Group’s strategies for individual sites, which may include possible relinquishment. The period of monitoring and maintenance included in the provision requires judgement and considers regulatory and licencing requirements, the outcomes of studies and management’s current assessment of stakeholder expectations.
While progressive closure is performed across a number of operations, significant activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts.
Approximately 52 per cent (2023: 51 per cent) of the Group’s total undiscounted forecast cashflows are expected to be incurred after more than 30 years, reflecting the long-lived nature of many of the Group’s operations which have remaining production lives ranging from
5-87
years (2023:
1-103
years). The discount rates applied to the Group’s closure and rehabilitation provisions are determined by reference to the currency of the closure cash flows, the period over which the cash flows will be incurred and prevailing market interest rates (where available). The discount rates applied to the Group’s closure and rehabilitation provisions were revised during the year to reflect increases in market interest rates. The effect of changes to discount rates was a decrease of approximatively US$336 million in the closure and rehabilitation provision of which US$167 million in respect of closed sites was recognised in the income statement.
While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies, trials and detailed analysis of relevant knowledge and resultant closure activities for individual assets continue to be performed throughout the life of asset. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new closure and rehabilitation techniques, changes in regulatory requirements and stakeholder expectations for closure (including costs associated with equitable transition), development of new technologies, risks relating to climate change and the transition to a low-carbon
economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.
Sensitivity
A 0.5 per cent increase in the discount rates applied at 30 June 2024 would result in a decrease to the closure and rehabilitation provision of approximately US$665 million, a decrease in property, plant and equipment of approximately US$457 million in relation to operating sites and an income statement credit of approximately US$208 million in respect of closed sites. In addition, the change would result in a decrease of approximately US$23 million to depreciation expense and a US$21 million increment in net finance costs due to unwind of discount for the year ending 30 June 2025.
Given the long-lived nature of the majority of the Group’s assets, the majority of final closure activities are generally not expected to occur for a significant period of time.
However, a
one-year
acceleration in forecast cash flows of the Group’s closure and rehabilitation provisions, in isolation, would result in an increase to the provision of approximately US$231 million, an increase in property, plant and equipment of US$148 million in relation to operating sites and an income statement charge of US$83 million in respect of closed sites.

Leases

Key judgements and estimates

Judgements:
Certain contractual arrangements not in the form of a lease require the Group to apply significant judgement in evaluating whether the Group controls the right to direct the use of assets and therefore whether the contract contains a lease. Management considers all facts and circumstances in determining whether the Group or the supplier has the rights to direct how, and for what purpose, the underlying assets are used in certain mining contracts and other arrangements, including outsourcing and shipping arrangements. Judgement is used to assess which decision-making rights mostly affect the benefits of use of the assets for each arrangement.

Where a contract includes the provision of non-lease services, judgement is required to identify the lease and non-lease components.

Estimates:
Where the Group cannot readily determine the interest rate implicit in the lease, estimation is involved in the determination of the weighted average incremental borrowing rate to measure lease liabilities. The incremental borrowing rate reflects the rates of interest a lessee would have to pay to borrow over a similar term, with similar security, the funds necessary to obtain an asset of similar value to the right-of-use
asset in a similar economic environment. Under the Group’s portfolio approach to debt management, the Group does not specifically borrow for asset purchases. Therefore, the incremental borrowing rate is estimated referencing the Group’s corporate borrowing portfolio and other similar rated entities, adjusted to reflect the terms and conditions of the lease (including the impact of currency, credit rating of subsidiary entering into the lease and the term of the lease), at the inception of the lease arrangement or the time of lease modification.

The Group estimates stand-alone prices, where such prices are not readily observable, in order to allocate the contractual payments between lease and non-lease components.

Business combinations

Key judgements and estimates
Judgements:
Judgement is required to determine the fair value of assets acquired and liabilities assumed at acquisition date in a business combination, which could have a material impact on goodwill.
Estimates:
The Group used the discounted cash-flow method to measure the fair value of mineral rights. Key assumptions used included commodity prices, production volumes, life of mine, cash outflows (including operating costs, capital expenditure, closure and rehabilitation costs and taxes), discount rates and risking factors.